Note 5 - Related Party Transactions	6 Months Ended
Jun. 30, 2015
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

5. Related Party Transactions

The Company’s vessel owning companies are parties to management agreements with the Management Company which is controlled by members of the Pittas family, whereby the Management Company provides technical and commercial vessel management for a fixed daily fee of Euro 685 for 2014 and Euro 685 for 2015 under the Company’s Master Management Agreement (see below). Vessel management fees paid to the Management Company amounted to $2,430,598 and $2,122,035 in the six-month periods ended June 30, 2014 and 2015, respectively.

In addition to the vessel management services, the Management Company provides the Company with the services of its executives, services associated with the Company being a public company and other services to our subsidiaries. For the six months ended June 30, 2014 and June 30, 2015, compensation paid to the Management Company for such additional services to the Company was $1,000,000 respectively. This amount is included in the general and administration expenses.

Amounts due to or from related company represent net disbursements and collections made on behalf of the vessel-owning companies by the Management Company during the normal course of operations for which a right of offset exists. As of December 31, 2014 the amount due to related company was $1,145,808. For the six months ended June 30, 2015, the amount due to related companies was $558,069. Based on the master management agreement between the Company and the Management Company, an estimate of the quarter’s operating expenses, expected drydock expenses, vessel management fee and fee for management executive services are to be paid in advance at the beginning of each quarter to the Management Company.

The Company uses brokers for various services, as is industry practice. Eurochart S.A., an affiliated company controlled by certain members of the Pittas family, provides vessel sale and purchase services, and chartering services to the Company whereby the Company pays commission of 1% of the vessel sales or acquisition prices and 1.25% of charter revenues. Commission on vessel acquisitions amounted to $204,500 and $0 during the six months period ended June 30, 2014 and 2015 respectively. Commissions to Eurochart S.A. for chartering services was $247,554 and $230,935 for the six-month periods ended June 30, 2014 and 2015, respectively.

Certain members of the Pittas family, together with another unrelated ship management company, have formed a joint venture with the insurance broker Sentinel Maritime Services Inc. (“Sentinel”). Technomar Crew Management Services Corp (“Technomar”), is a company owned by certain members of the Pittas family, together with two other unrelated ship management companies. Sentinel is paid a commission on premium not exceeding 5%; Technomar is paid a fee of about $50 per crew member per month. Total fees charged by Sentinel and Technomar were $70,203 and $112,428 in the first half of 2014, respectively. In the first half of 2015, total fees charged by Sentinel and Technomar were $70,203 and $90,180, respectively. These amounts are recorded in “Vessel operating expenses” under “Operating expenses”.

Related party revenue amounting to $120,000 for the six-month periods ended June 30, 2014 and 2015 relates to fees received from Euromar LLC, a joint venture of the Company (see below Note 11), for vessel management and various administrative services. Vessel management services are performed by Eurobulk and its affiliates; strategic, financial and reporting services are provided by Euroseas.